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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported) July 15, 1999



                       UNION PACIFIC RESOURCES GROUP INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



     Utah                            1-13916                     13-2647483
--------------------------------------------------------------------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No
incorporation)


777 Main Street, Fort Worth, Texas                                      76102
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number including area code                   817-321-6000



(Former name or former address, if changed since last report)

None.


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Item 5.  Other Events.

Chairman and Chief Executive Officer Jack L. Messman to Retire

         Attached as Exhibit 99.1 to this Report is the Press Release issued by the Registrant on July 15, 1999, announcing the retirement of the Registrant's Chairman and Chief Executive Officer, Jack L. Messman. Mr. Messman will be succeeded by George Lindahl III who the Board of Directors elected unanimously as Chairman of the Board, President and Chief Executive Officer.

Earnings Release For Second Quarter 1999

         On July 27, 1999, Union Pacific Resources Group Inc. (the "Company") issued a press release with respect to its financial results for the second quarter of 1999, including operating revenues, net income and certain other financial information. A copy of such press release which is incorporated herein by reference is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Forward Looking Statements

         This report contains forward looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such forward looking statements concern, among other things, future profits, capital expenditures, development activity, drilling activity, dispositions, and the Company's cost and debt reduction plans. Such forward looking information is based upon management's current plans, expectations, estimates and assumptions and is subject to a number of uncertainties and risks that could significantly affect (i) current plans, (ii) anticipated actions, (iii) the timing of such actions and (iv) the Company's financial condition and results of operations. As a consequence, actual results may differ materially from expectations, estimates or assumptions expressed in any forward looking statements made by or on behalf of the Company. The risks and uncertainties include generally (i) the volatility and uncertainty of oil and gas prices, (ii) economic, political, judicial and regulatory issues and developments, (iii) competition in the industry, (iv) demand for properties being divested, (v) the economics of producing certain reserves, (vi) demand for the supply of oil and gas, (vii) the ability to find or acquire and develop reserves of natural gas and crude oil, and (viii) changes in the market price of the Common Stock, which can be impacted by the foregoing as well as other factors.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

                         99.1     Press Release, dated July 15, 1999.

                         99.2     Press Release, dated July 27, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          UNION PACIFIC RESOURCES GROUP INC.



                                       /s/ JOSEPH A. LASALA, JR.
                                     -------------------------------------
                                     By:   Joseph A. LaSala, Jr.
                                           Vice President, General Counsel and
                                           Secretary

DATED:  August 3, 1999


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                                  EXHIBIT INDEX

Exhibit No.                        Description
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
99.1                   Press Release dated July 15, 1999.

99.2                   Press Release dated July 27, 1999.
